SECURITIES AND EXCHANGE COMMISSION

          Washington, D.C. 20549

          FORM 8-K/A
          AMENDMENT NO. 1

          CURRENT REPORT

          Pursuant to Section 13 or 15(d)of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest event reported) :JANUARY 6, 1995

          SHARED TECHNOLOGIES INC.
          ========================

          DELAWARE               0-17366          87-0424558     .
          (State of other       (Commission       (I.R.S. Employer
          jurisdiction of        File Number      Identification No.)
          incorporation)


          100 Great Meadow Road, Suite 104
          Wethersfield, CT                           06109    .
          (Address of principal executive offices)  (Zip Code)

        Registrant's telephone number, including area code (203) 258-2400

        Total number of sequentially numbered paged in this filing, including exhibits hereto: 21


        Item 2
        ACQUISITION OR DISPOSITION OF ASSETS

        In October 1993, the Company commenced management of and subsequently acquired certain assets and assumed certain liabilities of Road and Show East, Inc. (EAST), a short-term portable cellular telephone service provider. The purchase price was $750,245, of which $209,245 was paid in cash by STI. The Company recorded a liability due to its parent for the cash payment and the balance of $541,000, resulting from the obligation of STI to issue 108,200 ($5.00 per share) shares of its common stock to the seller.

        In December 1993, the Company completed the acquisition of certain assets and assumed certain liabilities of Road and Show South, Ltd. (SOUTH) and Road and Show Pennsylvania, Inc. (Pennsylvania), a short-term portable cellular telephone service providers. The purchase prices for South and Pennsylvania were $1,261,611 and $57,000, respectively, of which $46,111 and $7,000, respectively, were paid in cash by STI. The Company recorded an aggregate liability of $1,265,000 due to its parent, which represented the balance of the purchase prices resulting from the obligations of STI to issue an aggregate of 234,736 shares (at $5.00 and $3.64 per share, respectively) of its common stock.

        Item 7
        FINANCIAL STATEMENTS AND EXHIBITS
        =================================

        (a)  Financial statements of business acquired.           Page

        (i)  Audited combined balance sheet of Road and Show         5
        South, Ltd. and Affiliates as of November 30, 1993 and the related audited combined statements of operations, combined statements of Partners' Capital and combined statements of cash flows for the period from inception
        (March 15, 1992) thru December 31, 1992 and the eleven months ended November 30, 1993.

        (ii)  Audited statement of net assets acquired from Road     12
        and Show Cellular East, Inc. as of October 1, 1993 and the related statements of revenues and direct expenses of Road and Show Cellular East, Inc. for the year ended
        December 31, 1992 and the nine months ended September 30, 1993 pursuant to a letter from Mr. Robert Bayless of the Securities and Exchange Commission dated October 11, 1994.

        (b)  Pro Forma Financial Information

        Unaudited Pro Forma Financial Information for Shared
        Technologies Cellular, Inc. and subsidiaries filed as part of this report:

        Unaudited Pro Forma Condensed Combined Statements of        19
        Operations for December 31, 1992

        Unaudited Pro Forma Condensed Combined Statements of         20
        Operations for September 30, 1993

        (c)  Exhibits
        Exhibit No.          Description
        ----------           -------------
        10.1                 Asset Purchase Agreement by and between
                             Road and Show Cellular East Inc. and Shared
                             Technologies Cellular, Inc. Incorporated by reference from Exhibits 10.8 of the Company's form 10-K/A Amendment No 1 for December 31, 1993

        10.2                 Asset Purchase Agreement by and between
                             Road and Show South, Ltd. acting by Road and Show South, Inc. and Shared Technologies Cellular, Inc. Incorporated by reference from
                             Exhibit 10.9 of the Company's form 10-K/A
                             Amendment No. 1 for December 31, 1993.

        10.3 Letter from Mr. Robert A. Bayless, Chief Accountant of the Securities and Exchange Commission dated October 11, 1994 granting a waiver for the furnishing of complete audited financial statements of Road and Show Cellular East, Inc. Incorporated by reference from Exhibit
                             10.3 of the Company's form 8-K dated January 6, 1995, submitted on January 19, 1995.


          INDEPENDENT AUDITORS' REPORT


          To the Partners of
          Road and Show South, Ltd. and Affiliates


          We have audited the accompanying combined balance sheet of Road and Show South, Ltd. and Affiliates as of November 30, 1993 and the related combined statements of operations, partners' capital and cash flows from March 15, 1992 (date of inception) to December 31, 1992 and for the eleven months ended November 30, 1993. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Road and Show South, Ltd. and Affiliates as of November 30, 1993, and the results of its operations and its cash flows from March 15, 1992 (date of inception) to December 31, 1992 and for the eleven months ended November 30, 1993, in conformity with generally accepted accounting principles.


          Roseland,  New Jersey
          October 7, 1994



          ROAD AND SHOW SOUTH, LTD. AND AFFILIATES
          COMBINED BALANCE SHEET
          NOVEMBER 30, 1993

          ASSETS

          Current assets
                          Cash                           $168,952
                          Accounts receivable, less
                          allowance
                          for doubtful accounts of
                          $8,246                           32,185
                          Lease receivable                 55,619
                          Prepaid expenses and
                          other current assets             14,792
                                                          -------

                                Total current                           $271,548
                           assets

                           Telecommunications and
                           office equipment,
                           less accumulated                              276,893
                           depreciation of
                           $176,206
          Other assets
                           Licensing fees, less
                           accumulated amortization
                           of $40,417                     459,583
                           Goodwill, less
                           accumulated amortization
                           of $4,979                       51,921
                           Deposits                    13,545
                                                     --------
                                                                         525,049
                                                                        --------

          LIABILITIES AND PARTNERS' CAPITAL                           $1,073,490
                                                                      ----------
                                                                      ----------

          Current liabilities
                           Accounts payable and
                           other current                 $255,163
                           liabilities
                           Note payable, related
                           party                           50,000
                           Due to affiliate                36,866
                                                          -------
                               Total current                            $342,029
                           liabilities
          Commitment

          Partners' capital                                              731,461
                                                                        --------
                                                                      $1,073,490
                                                                      ----------


          ROAD AND SHOW SOUTH, LTD. AND AFFILIATES
          COMBINED STATEMENTS OF OPERATIONS

                                            March 15, 1992
                                            (date of inception)  Eleven Months
                                            to December 31,      Ended November
                                            1992                 30, 1993
                                            -------------------  --------------
                                                                 -

          Revenues                                   $1,566,370       $2,081,553
          Cost of revenues                            1,038,721        1,074,405
                                                    -----------       ----------

          Gross margin                                  527,649        1,007,148

          Selling, general and
          administrative expenses                     1,863,040        1,597,905
                                                   ------------     ------------

          Loss from operations                      (1,335,391)        (590,757)

          Interest income (expense), net                 32,591           11,018
                                                       --------         --------

          Net loss                                 $(1,302,800)       $(579,739)
                                                 --------------     ------------


          ROAD AND SHOW SOUTH, LTD. AND AFFILIATES
          COMBINED STATEMENTS OF PARTNERS' CAPITAL

          Partners'  contributions,  March  15,  1992  through        $2,629,000
          December 31, 1992

          Net loss                                                   (1,302,800)
                                                                ----------------

          Partners' capital, December 31, 1992                         1,326,200

          Partners' contributions                                        100,000

          Partners' withdrawals                                        (115,000)

          Net loss                                                     (579,739)
                                                                ----------------

          Partners' capital, November 30, 1993                          $731,461
                                                                       ---------
                                                                       ---------


          ROAD AND SHOW SOUTH, LTD AND AFFILIATES
          COMBINED STATEMENTS OF CASH FLOWS

                                                     March 15,
                                                     1992 (date    Eleven
                                                     of            Months
                                                     inception)    Ended
                                                     to December   November
                                                     31, 1992      30, 1993
                                                     ------------  -----------
                                                     -             -
          Cash flows from operating activities
             Net loss                                 $(1,302,800)   $(579,739)
             Adjustments to reconcile net loss to
          net
             cash used in operating activities
                   Depreciation                            118,633      150,906
                   Amortization                             21,449       35,935
                   Provision for doubtful accounts          44,128       89,405
                   Increase (decrease) in cash
                   attributable to changes in
          assets
                   and liabilities
                   Accounts receivable                   (146,212)     (19,506)
                   Prepaid expenses and other             (59,057)       44,265
          current
                   assets
                   Accounts payable and other              427,318    (172,155)
          current                                         --------  -----------
                   liabilities
          Net cash used in operating activities          (896,541)    (450,889)
                                                         ---------   ----------

          Cash flows from investing activities
                   Purchases of equipment                (809,922)
                   Proceeds of assets disposed                          263,490
                   Purchases of intangible assets        (568,888)
                  (Purchase) maturity of                 (150,000)      150,000
          certificates
                   of deposit
                  Proceeds from (payments for)            (37,960)       24,415
                  deposits
                  Advance under financing lease          (500,000)
                  obligations
                  Collections under financing lease        251,892      192,489
                  obligations                             --------  -----------
          Net cash provided by (used in) investing     (1,814,878)      630,394
          activities                                   -----------   ----------

          Cash flows from financing activities
                  Proceeds from notes payable              150,000
                  Advances from affiliate                                36,866
                  Partners' withdrawals                               (115,000)
                                                                    -----------
                                                                              -
                  Partners' capital contributions        2,629,000
                                                       -----------
          Net cash provided by (used in) financing       2,779,000     (78,134)
          activities                                   -----------  -----------

          Net increase in cash                              67,581      101,371

          Cash, beginning of period                                      67,581
                                                                    -----------
                                                                              -

          Cash, end of period                              $67,581     $168,952
                                                         ---------    ---------

          Supplemental Schedule of Noncash
          Financing Activities
          Note payable to partner contributed
          to capital                                                   $100,000
                                                                     ----------

          Note 1
          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          Principles of Combination
          The combined financial statements include the accounts of Road and Show South, Ltd. and its affiliates, Road and Show North, Ltd., Road and Show Denver, Ltd. and Road and Show Hawaii, Ltd. (collectively the Partnership). These partnerships are under common control and while their statements have been combined, the financial position, results of operations and cash flows presented herein, do not represent those of a single legal entity. All material intercompany accounts and transactions have been eliminated in combination.

          Line of Business
          -----------------
          The Partnership provides short-term portable cellular telephone services in certain regions in the United States.

          Telecommunications and Office Equipment
          ---------------------------------------
          Telecommunications and office equipment is  stated at cost.   The
          Partnership records depreciation on the straight line method over the estimated useful lives of the assets as follows:

          Telecommunications equipment       3 years
          Office equipment                   5 years

          Intangible Assets
          -----------------
          Goodwill represents the excess of cost over the net assets of an acquired business which is amortized over 20 years from the acquisition date. The Partnership monitors the profitability of the acquired operation to assess whether any impairment of recorded goodwill has occurred.

          Licensing fees relate to the costs of acquiring a license for short-term cellular telephone rental operations within certain regions of the United States. These costs are amortized over 20 years.

          Income Taxes
          ---------------
          Each partnership files separate income tax returns. The taxable income (loss) of each partnership, which may differ from income
          (loss) reported under generally accepted accounting principles, is includable in the tax returns of the individual partners.

          Note 2
          TELECOMMUNICATIONS AND OFFICE EQUIPMENT

          Telecommunications and office equipment consist of the following at November 30, 1993:

          Telecommunications equipment              $301,373
          Office equipment                           151,726
                                                    --------
                                                     453,099
          Accumulated depreciation                   176,206
                                                     -------
                                                    $276,893
                                                    --------

          Depreciation expense from March 15, 1992 (date of inception) to December 31, 1992 and for the eleven months ended November 30, 1993 was $118,633 and $150,906, respectively.

          Note 3
          LEASE RECEIVABLE

          Lease financing consists of direct financing leases. Income on direct financing leases is recognized by a method which provides a constant periodic rate of return on the outstanding investment in the lease.

          The Partnership leases cellular telephones  to a partner under  a
          lease which expires in February 1994.   Interest income for  1992
          and 1993 is approximately $30,000 and $15,000, respectively.

          Note 4
          NOTE PAYABLE, RELATED PARTY

          The note payable, to a related party, is due on demand, and bears interest at 10% per annum. The note was repaid in December 1993.

          Note 5
          DUE TO AFFILIATE

          Amounts due to affiliate are non-interest bearing advances payable on demand.

          Note 6
          COMMITMENT

          The Partnership leases office facilities in various locations. The leases expire in various years through May 1997. Future minimum aggregate annual rental payments as of November 30, 1993 are as follows:

          Years ending
          November 30,

          1994               $84,856
          1995                29,710
          1996                16,731
          1997                 8,070


          Rent expense from March 15, 1992 (date of inception) to December 31, 1992 and for the eleven months ended November 30, 1993 was $73,320 and $115,990, respectively.

          Note 7
          DEPENDENCE UPON KEY RELATIONSHIPS   MAJOR CUSTOMERS

          Approximately 43% of the Partnership's revenues for the eleven months ended November 30, 1993 were attributable to cellular telephone rentals made to customers of a national car rental company. The Partnership's agreement with the company is terminable on 90 days notice. The termination of this agreement would have a material adverse effect on the Partnership.

          Note 8
          SUBSEQUENT EVENT

          On December 1,  1993, the Partnership  sold substantially all  of
          its  assets  (excluding  cash)  less  liabilities  assumed,   for
          approximately $1,250,000 and ceased operations.

          INDEPENDENT AUDITORS' REPORT

          To the Board of Directors of
          Shared Technologies Cellular, Inc.


          We have audited the accompanying statement of net assets acquired from Road and Show Cellular East, Inc. as of October 1, 1993 and the related statements of revenues and direct expenses for the year ended December 31, 1992 and the nine months ended September 30, 1993. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets acquired from Road and Show Cellular East, Inc. as of October 1, 1993 and the statements of revenues and direct expenses for the year ended December 31, 1992 and the nine months ended September 30, 1993, in conformity with generally accepted accounting principals.


          Roseland, New Jersey
          October 14, 1994


          SHARED TECHNOLOGIES CELLULAR, INC.
          STATEMENT OF  NET ASSETS  ACQUIRED FROM  ROAD AND  SHOW  CELLULAR
          EAST, INC.

          OCTOBER 1, 1993


          Assets acquired:
          Telecommunications equipment         $122,500
          Office equipment                      100,000
          Goodwill                              896,541
                                             ----------
                                             $1,119,041

          Liabilities assumed:
          Note payable                         86,250
          Capital leases payable              282,546
                                            ---------
                                              368,796


          Net Assets Acquired                 750,245
                                             ---------
                                             ---------


          See accompanying notes to financial statements


          SHARED TECHNOLOGIES CELLULAR, INC.
          STATEMENTS OF REVENUES AND DIRECT EXPENSES OF
          ROAD AND SHOW CELLULAR EAST, INC.
          YEAR ENDED DECEMBER 31, 1992 AND NINE MONTHS
          ENDED SEPTEMBER 30, 1993
                                                            1992        1993
        Revenues:
            Telephone usage and related revenue          $2,595,366  $1,311,855
            License sales                                   902,500
                                                           --------   ---------
                                                          3,497,866   1,311,855
        Cost of revenues:
            Telephone usage costs                         1,017,997     527,068
            Commissions                                     373,723     180,945
            Supplies                                         36,248      11,594
            Depreciation and amortization                   150,000      82,302
                                                          ---------    --------
                                                          1,577,968     801,909
        Gross Margin                                      1,919,898     509,946

        Selling, general and administrative expenses      1,544,727     661,390

        Operating income (loss)                             375,171   (151,444)

        Interest expense                                     51,189      22,185
                                                           --------     -------
        Income (loss) before income taxes                  $322,982  $(173,629)
                                                          ---------  ----------
                                                          ---------  ----------


          See accompanying notes to financial statement

          SHARED TECHNOLOGIES CELLULAR, INC.
          NOTES TO FINANCIAL STATEMENTS

          Note 1
          BASIS OF PRESENTATION

          On October 1, 1993, Shared Technologies Cellular, Inc. (STC) commenced management of and subsequently acquired the net assets and assumed certain liabilities of Road and Show Cellular East, Inc. (East). Prior to the sale of East to STC, East acquired certain assets of Road and Show Cellular, Inc. (Cellular). Cellular's accounting records were maintained together with a related entity, Road and Show Cars, Inc. The combined statements of revenues and direct expenses include only the revenues and direct expenses of Cellular and East for the year ended December 31, 1992 and the nine months ended September 30, 1993.

          The statements of revenues and direct expenses include an allocation of selling, general, and administrative expenses from Road and Show Cars, Inc., an affiliated company. Allocations of these expenses are based on the relevant revenues to total revenues, which management believes is a reasonable basis of allocation. The revenues and direct expenses specifically identified to businesses not acquired were not included in the statements of revenues and direct expenses.

          The operating results of Cellular do not include a provision for income taxes.

          No amortization of goodwill is included in the statements of revenues and direct expenses since the assets were acquired after September 30, 1993.

          Note 2
          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          Telecommunications and Office Equipment
          ---------------------------------------
          Telecommunications and office equipment is stated at cost. The Company records depreciation and amortization on the straight line method over the estimated useful lives of the assets as follows:

          Telecommunications equipment          3 years
          Office equipment                      3-5 years

          Intangible Assets
          -----------------

          Goodwill represents the excess of costs over the net assets of acquired businesses which is amortized over 20 years from the respective acquisition dates. The Company monitors the profitability of the acquired operations to assess whether any impairment of recorded goodwill has occurred.

          Revenue Recognition
          -------------------
          Revenues are recognized as services are performed. The Company invoices certain customers monthly, in advance, for line charges and defers recognition of these revenues until the service is provided. Initial license fee revenue is recognized once all material services or conditions relating to the sale have been substantially performed.

          Note 3
          NOTE PAYABLE

          The note payable was due to the former owner of East and was non-interest bearing. The note was repaid in 1994.

          Note 4
          OBLIGATIONS UNDER CAPITAL LEASES

          Obligations under capital leases are as follows:

          Office equipment leases due in monthly installments     $  84,334
          through December 1996

          Telecommunications equipment lease due in monthly         238,250
          installments through October 1994                        --------
                                                                    322,584

          Less amounts representing interest                         40,038
                                                                    -------

          Present value of minimum lease payments                  $282,546
                                                                  ---------
                                                                  ---------

          Future aggregate lease payments are as follows:

                             Years Ending
                             September 30,
                           1994     $267,600
                           1995        9,738
                           1996        5,208

          SHARED TECHNOLOGIES CELLULAR, INC. AND SUBSIDIARIES




          The accompanying unaudited pro forma condensed combined statements of operations for the twelve months and nine months reflect the results of operations of Shared Technologies Cellular, Inc., Road and Show South, Ltd., Road and Show Cellular East, Inc. and Road and Show Pennsylvania, Inc. for the year ended December 31, 1992 and the nine months ended September 30, 1993, respectively. The pro forma statements of operations give effect to the assumption that the purchase acquisition was consummated at the beginning of the twelve month period and the nine month period and to the additional assumptions and adjustments explained below:


          (A)   Road and  Show South,  Ltd. commenced  operations in  March
          1992.

          (B) Eliminates revenues and cost of revenues associated with the sale of Road and Show licenses.

          (C)  Road  and Show  Pennsylvania, Inc.  commenced operations  in
          March 1993.


          SHARED TECHNOLOGIES CELLULAR, INC. AND SUBSIDIARIES
          NOTES TO  UNAUDITED PRO  FORMA CONDENSED  COMBINED STATEMENTS  OF
          OPERATIONS

          The accompanying unaudited pro forma condensed combined statements of operations reflect the results of operations of Shared Technologies Cellular, Inc. and Subsidiaries, Road and Show South, Ltd. and Road and Show Cellular East, Inc., for the year ended December 31, 1992 and the nine months ended September 30, 1993, respectively. The pro forma statements of operations give effect to the assumption that the purchase acquisition was consummated at the beginning of the respective periods and to the additional assumptions and adjustments set forth below:

          (A) Road and Show South, Ltd. commenced operations in March 1992

          (B) Eliminates revenues associated with the sale of Road and Show licenses

          (C) Eliminates cost of revenues associated with the sale of Road and Show licenses of $80,000 eliminates the amortization of license fee associated with Road and Show licenses of $17,500 and records amortization of goodwill of $94,323.

          (D) Eliminates the amortization of license fees associated with Road and Show licenses of $22,806 and records amortization of goodwill of $70,742

          SHARED TECHNOLOGIES INC. AND SUBSIDIARIES

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

                                       Year Ended December 31,
                                       1992
                                       ---------------------------
                                       -
                                                                   Road and
                                          Shared       Road and      Show
                                       Technologies  Show South,   Cellular,
                                           Inc.       Ltd.     A  East, Inc.
                                        -----------   ----------  ----------
          Revenues                      $24,076,964    $1,566,370   $3,497,866
          Cost of revenues               14,822,220     1,038,721    1,577,968
                                        -----------    ----------    ---------
          Gross margin                    9,254,744       527,649    1,919,898
          Selling, general and
          administrative expenses         9,959,366     1,863,040    1,544,727
                                         ----------    ----------   ----------
          Operating income (loss)         (704,622)   (1,335,391)      375,171
          Interest income (expense)       (327,406)        32,591     (51,189)
          net                            ----------       -------     --------
          Extraordinary gain (loss)       3,756,327
          Net income (loss)               2,724,299   (1,302,800)      323,982
                                          ---------   -----------     --------
          Preferred stock dividends       (334,478)
          Net Income (loss) applicable
          to common stock                $2,389,821  ($1,302,800)     $323,982
                                        -----------  ------------    ---------
                                        -----------  ------------    ---------

          Loss per common share               $0.59

          Weighted average common
          shares outstanding              4,062,710

          SHARED TECHNOLOGIES INC. AND SUBSIDIARIES
          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

                                       Year Ended December 31,
                                       1992
                                       ---------------------------
                                         Pro Forma      Pro Forma
                                        Adjustments     Combined
          Revenues                       (630,000) B    $28,511,200
                                        ------------
          Cost of revenues                               17,438,909
                                                        -----------
          Gross margin                     (630,000)     11,072,291
          Selling, general and             (3,177) C     13,363,956
          administrative expenses           --------     ----------
          Operating income (loss)          (626,823)    (2,291,665)
          Interest income (expense)                       (346,004)
          net                             ----------      ---------
          Extraordinary gain (loss)                       3,756,327
          Net income (loss)                (626,823)      1,118,658
                                          ----------      ---------
          Preferred stock dividends                       (334,478)
          Net Income (loss) applicable     (626,823)       $784,180
          to common stock                  ---------       --------
                                           ---------       --------

          Loss per common share                                $.25
                                                              -----

          Weighted average common                        $4,391,910
          shares outstanding                             ----------

          SHARED TECHNOLOGIES INC. AND SUBSIDIARIES
          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

                                       Nine Months Ended September 30, 1993
                                                                   Road and
                                          Shared       Road and      Show
                                       Technologies  Show South,   Cellular,
                                           Inc.          Ltd.     East, Inc.
                                        -----------    --------   ----------
          Revenues                      $18,554,017    $1,703,089   $1,311,855
          Cost of revenues               10,642,918       879,059      801,909
                                        -----------      --------     --------
          Gross margin                    7,911,099       824,030      509,946
          Selling, general and            6,967,362     1,307,377      661,390
          administrative expenses        ----------     ---------     --------
          Operating income (loss)           943,737     (483,347)    (151,444)
          Interest income (expense)       (146,483)         9,420     (22,185)
          net                             ---------        ------     --------
          Extraordinary gain (loss)
          Net income (loss)                 797,274     (473,927)    (173,629)
                                           --------     ---------    ---------
          Preferred stock dividends       (265,614)
          Net Income (loss) applicable     $531,660    ($473,927)   ($173,629)
          to common stock                 ---------    ----------   ----------
                                          ---------    ----------   ----------

          Loss per common share                $.10

          Weighted average common         5,116,564
          shares outstanding

          SHARED TECHNOLOGIES INC. AND SUBSIDIARIES
          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

                                      Nine months ended September 30, 1993
                                      ------------------------------------
                                           Pro Forma          Pro Forma
                                          Adjustments         Combined
          Revenues                                             $21,568,961
          Cost of revenues                                      12,323,886
                                                                ----------
          Gross margin                                           9,245,075
          Selling, general and                 47,936  D         8,984,065
          administrative expenses              ---------        ----------
          Operating income (loss)               (47,936)           261,010
          Interest income (expense)                              (159,228)
          net                                                    ---------
          Extraordinary gain (loss)
          Net income (loss)                     (47,936)           101,782
                                                                  --------
          Preferred stock dividends                              (265,614)
                                                                 ---------
          Net Income (loss) applicable          (47,936)         (163,832)
          to common stock                       --------        ----------
                                                --------        ----------

          Loss per common share                                      $0.02
                                                                    ------

          Weighted average common                                5,445,764
          shares outstanding                                    ----------


          SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


          SHARED TECHNOLOGIES INC.



          By:   /s/ Vincent DiVincenzo
               ------------------------
          Vincent DiVincenzo
          Senior Vice President-Finance
          and Administration, Treasurer,
          Chief Financial Officer


          Date: August 16, 1995